SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                OCTOBER 30, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                           SECTOR COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-22382                 56-1051491
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

       1801 CENTURY PARK EAST, 23RD FLOOR, LOS ANGELES, CALIFORNIA 90067
                    (Address of principal executive offices)

                                (310) 772-0715
                         (Registrant's telephone number)

            7601 LEWINSVILLE ROAD, SUITE 250, MCLEAN, VIRGINIA 22102
                    (Former Address of principal executive offices)

ITEM 5.   OTHER EVENTS

On October 30, 2000 the Board of Directors of Registrant accepted the resignation of Theodore Georgelas as president and director of the Company. On the same date, the Board of Directors appointed the Company's Chairman, Mohamed Hadid, to act as interim President and Chief Executive Officer. Marilyn Foster was appointed Secretary of Registrant, following the resignation by James Zelloe of that office. Mr. Zelloe continues to serve as treasurer and director.

Registrant  has moved its principal  executive  offices to Los Angeles,  to 1801
Century  Park  East,  23rd  Floor,   Los  Angeles,   California   90067,   phone
310-772-0715.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Sector Communications, Inc.


                                    By   /s/ Mohamed Hadid
                                         ----------------------
                                         Chairman and President


Date: November 1, 2000